UNITED STATES
		SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K
                         CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported June 11, 2007)

		     Platina Energy Group Inc.
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        (Exact name of registrant as specified in its charter)

           Delaware                   000-28335             84-1080043
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(State or other Jurisdiction     (Commission File       (IRS Employer
     of incorporation)                Number)        Identification No.)


  	1807 Capital Avenue, Suite 101 I Cheyenne, Wyoming 82001
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               (Address of principal executive offices)


                          (307) 637-3900
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                   (Issuer's telephone number)


                         Not Applicable
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    (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	[ ] Written communications pursuant to Rule 425 under the Securities
	    Act (17 CFR 230.425)

	[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
	    Act (17 CFR 240.14a-12)

	[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under
	    the Exchange Act   (17 CFR 240.14d-2(b))

	[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

	Effective June 11, 2007, Chip Langston was appointed as a director of Platina
Energy Group, Inc. (the "Company"). During the past five years, Mr. Langston, who is 55 years of age, started Texas Standard Oil Company and Buccaneer
Energy Corporation, as well as invested for his own account in Langston
Energy LLC. Texas Standard Oil Company purchased all the assets of Freeport
McMoran Oil and Gas Royalty Trust in 2001.



Item 9.01.  Financial Statements and Exhibits.

	None


SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



		                              	Platina Energy Group Inc.

Date:	June 14, 2007			/ s/  Blair Merriam
					Blair Merriam, Chief Executive Officer